[CONFORMED COPY]


                    AMENDMENT NO. 1 TO CREDIT AGREEMENT


         AMENDMENT NO. 1 dated as of November 10, 1997 among PERINI CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (collectively, the "Banks") and MORGAN GUARANTY TRUST
COMPANY OF NEW YORK, as Agent (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of January 17, 1997 (the "Credit Agreement");

         WHEREAS, the Borrower has requested an amendment to the operating cash flow covenant contained in Section 5.10 of the Credit Agreement for the period from January 1, 1997 through September 30, 1997;

         WHEREAS, the Borrower and the Banks have agreed to modify the obligations of the Borrower under Section 9.03 of the Credit Agreement to pay certain out-of-pocket expenses of the Agent;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         SECTION 2.  Amendment of Minimum Operating Cash Flow Covenant.
Section 5.14 of the Credit Agreement is amended to change the minimum amount of Operating Cash Flow required for the period from January 1, 1997

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through September 30, 1997 from "$0" to "(8,000,000)".

         SECTION 3. Amendments to Expense Provision. Section 9.03(a) of the Credit Agreement is amended (a) to change the reference to "$60,000" therein to "$85,000" and (b) to change the reference to "$50,000" therein to "$75,000".

         SECTION 4. Agreement to Provide Detailed Plan. The Borrower agrees to provide each Bank, prior to the date of its meeting with the Banks in December, 1997, a plan describing the steps that it will take to ensure its future compliance with the covenants contained in the Credit Agreement, which plan shall be in sufficient detail as may be reasonably acceptable to the Required Banks.

         SECTION 5. Representations and Warranties Correct; No Default. The Borrower and each Subsidiary Guarantor represents and warrants that on and as of the date hereof, after giving effect to this Amendment No. 1, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no Default under the Credit Agreement exists.

         SECTION 6. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement or of any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 9. Consent by Subsidiary Guarantors. By signing this Amendment below, each Subsidiary Guarantor affirms its obligations under the Subsidiary Guarantee Agreement and acknowledges that this Amendment shall

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ot alter, release, discharge or otherwise affect any of such obligations, all of which shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         SECTION 10. Effectiveness. This Amendment No. shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Required Banks and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

               PERINI CORPORATION

               By:      /s/ John H. Schwarz
                        Exec. V.P., Finance & Administration

               BANKS:

               MORGAN GUARANTY TRUST COMPANY
               OF NEW YORK, as Agent and as a Bank

               By:      /s/ Stephen J. Hannan

               FLEET NATIONAL BANK

               By:      /s/ Frederick W. Reinhardt

               BANK OF AMERICA NATIONAL TRUST
               AND SAVINGS ASSOCIATION

               By:      /s/ Marlene M. Tuma


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               BANKBOSTON, N.A.

               By:      /s/ David F. Eusden

               COMERICA BANK

               By:      ____________________

               HARRIS TRUST & SAVINGS BANK

               By:      /s/ Michael C. Wood

               STATE STREET BANK AND TRUST
               COMPANY

               By:      /s/ Kenneth J. Mooney


Each of the undersigned Subsidiary Guarantors consents to the foregoing Consent and confirms its agreement with Section 9 of the Consent:

PERINI BUILDING COMPANY, INC.

By:      /s/ Susan C. Mellace
         V.P. & Treasurer

PERINI INTERNATIONAL CORPORATION

By:      /s/ Barry R. Blake
         Assistant Treasurer

PERINI LAND AND DEVELOPMENT COMPANY, INC.

By:      /s/ Carl P. Gauthier
         V.P. and Secretary


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R.E. DAILEY & CO.

By:      /s/ David B. Perini
         President

PARAMOUNT DEVELOPMENT ASSOCIATES, INC.

By:      /s/ Carl P. Gauthier
         V.P. and Secretary

PERINI ENVIRONMENTAL SERVICES, INC.

By:      /s/ David B. Perini
         Director

PERINI RESORTS, INC.

By:      /s/ Carl P. Gauthier
         V.P. and Secretary

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